EXHIBIT 10.2

2010 DIRECTOR FEES

NATIONAL PENN BANCSHARES
Outside Directors only

Retainers: Board members must attend in person or by phone 75%	Paid Quarterly
of meetings (Board and Committee Meetings combined) to be paid retainer. Committees include: Audit, Executive Compensation
Nominating/Corp. Governance, Directors Enterprisewide Risk
Management, and Technology Risk Sub-Committee

Chairperson of Board	$61,200
Chairperson of Audit Committee	16,200
Chairperson of Executive Committee	13,700
Chairperson of Compensation Committee	13,700
Chairperson of Nominating/Corporate Governance Committee	13,700
Chairperson of Directors Risk Management Committee	13,700
Chairperson of Technology Risk Sub-Committee	13,700
All Other Board Members	11,200

Board Meeting Fees (per meeting attended)	$1,500
Committee Fees (per meeting attended)

Audit Committee members, including Chairperson	$750
Audit Committee Meeting by Conference Call	750
Chairperson of Audit Committee also receives fee per phone	250
meeting with accountants
Audit Committee Member attendance at Executive Disclosure	750
Committee meeting
Board Member attendance at ALCO meeting	500
All Other Committee Members, including Chairperson (Executive,	500
Compensation, Nominating/Corp Governance, Risk and
Technology Risk Sub-Committee)
All Other Committee Phone Meetings	500

Director Education
Per day (includes travel day)	$750

Strategic Planning Workshops
Entire workshop	$1,000

NATIONAL PENN BANK
Outside Directors only (per meeting attended)	Paid Quarterly

Board meetings (held quarterly)	$1,000
Phone meeting	1,000

DIRECTOR EMERITUS
This retainer covers all meetings attended. Includes Bank and	$2,000
Bancshares Board Meetings and any committee meetings the
Director Emeritus may attend.

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NATIONAL PENN BANK ADVISORY BOARDS
Outside directors only

Meeting Fees (per meeting unless otherwise noted)
Berks County Advisory Board	$ 250
FirstService Bank	250
HomeTowne Heritage Advisory Board - annual fee	6,000
Nittany Bank – annual fee	18,000
Nittany Advisory – Bellefonte	100
Nittany Advisory – State College	100
KNBT Advisory – Northern	250

NATIONAL PENN WEALTH MANAGEMENT, N.A.
Outside directors only

Meeting Fees (per meeting attended):
Board Meetings	$ 500
Phone Meetings	500
Travel expense allowance-annual (non-employees only)	500

NATIONAL PENN INSURANCE SERVICES GROUP, INC.
Outside Directors only

Board Meeting Fee (per meeting attended)	$ 500
Travel expense allowance-annual (non-employees only)	500

CHRISTIANA BANK AND TRUST COMPANY
Outside Directors only

Meeting Fees (per meeting attended)
Board Meetings	$ 1,000
Audit Committee members, including Chairperson	750
Trust Committee, including Chairperson	500
Travel expense allowance-annual	500

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